Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Lyftogt, Vice President, Finance and Interim Chief Financial Officer of Christopher & Banks Corporation (the “Company”) certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The annual report of the Company on Form 10-K for the period ended February 28, 2009 as filed with the United States Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;  and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2009

	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt Vice President, Finance and Interim Chief Financial Officer